UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

UHF Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-49729	38-1740889
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chunshugou Luanzhuang Village
 Zhuolu County, Zhangjiakou
 Hebei Province, China, 075600
 (Address of principal executive offices)

86-313-6732526
 (Registrant's telephone number, including area code)

c/o Unity Venture Capital Associates Ltd.
825 Third Avenue
New York, New York 10022
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend Item 4.01 in response to a letter of comment from the staff of the SEC, to re-file exhibit 2.4 and to file exhibit 16.1.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

  (a) Dismissal of Principal Accountant

1.   On July 22, 2014, UHF Incorporated (the “Company”) advised Louis Plung & Co., LLP that it had been dismissed as the independent registered public accounting firm for the Company.

2.   The dismissal of Louis Plung & Co., LLP was approved by the Board of Directors of the Company.

3.   Louis Plung & Co., LLP audited the financial statements of UHF Incorporated as at and for the years ended December 31, 2013 and December 31, 2012, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

4.   During the Company’s fiscal years ended December 31, 2013 and December 31, 2012, and through the date of this Current Report: (i) there were no disagreements between the Company and Louis Plung & Co., LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Louis Plung & Co., LLP would have caused Louis Plung & Co., LLP to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such years or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.   The Company has provided Louis Plung & Co., LLP with a copy of the disclosures in this Form 8-K/A and has requested that Louis Plung & Co., LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Louis Plung & Co, LLP agrees with the Company's statements in this Form 8-/A. A copy of the letter furnished by Louis Plung & Co., LLP in response to that request has been filed as Exhibit 16.1 to this Form 8-K/A.

(b) Engagement of Principal Accountant

1.   On July 22, 2014, the Company engaged Goldman Kurland Mohidin LLP (“GKM”) as its registered independent public accountants for the fiscal year ending December 31, 2014. The decision to engage GKM was approved by the Board of Directors of the Company.

2.   GKM has been the registered independent public accountants for Target Acquisitions, I, Inc. and during Target Acquisitions, I, Inc.’s two most recent fiscal years ended December 31, 2013 and December 31, 2012. GKM audited the consolidated financial statements of Target Acquisitions, I, Inc. and its subsidiaries and issued an audit report on the consolidated financial statements of Target Acquisitions, I, Inc as at and for the years ended December 31, 2013 and December 31, 2012.

3.   During the Company's two most recent fiscal years ended December 31, 2013 and December 31, 2012, and through the date of this Current Report, the Company did not consult with GKM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and GKM did not provide either a written report or oral advice to the Company that GKM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

2.4	Share Exchange Agreement among the Company, Target Acquisitions I, Inc. (“Target”) and the Stockholders of Target.

16.1	Letter dated July 22, 2014 to the SEC from Louis Plung & Co., LLP.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TARGET ACQUISITIONS I, INC.

Date: July 22 , 2014	By:	/s/ Changkui Zhu
Changkui Zhu Chief Executive Officer (Principal Executive Officer

	By:	/s/ Zhengting Deng
Zhengting Deng Chief Financial Officer (Principal Financial Officer)